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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to incorporation by reference in Registration Statement No. 333-02565 on Form S-8 of our report dated June 9, 1999, relating to the financial statements included in the 1999 Annual Report on Form 11-K of First Commercial Corporation 401(k) Plan as of December 31, 1998.



/s/ Baird, Kurtz & Dobson
Little Rock, Arkansas
June 23, 2000